Proposed Merger
between
ClearPoint Business Resources, Inc.
and
Terra Nova Acquisition Corporation
(Current Symbol: TNVA)
(Proposed Nasdaq Symbol: CPBR)
Investor Presentation
November 2006
Exhibit 99.3

Investor Presentation
The attached slide show was filed with the Securities and Exchange Commission on November 28, 2006 as part of an amendment on Form 8-K/A to the Form 8-K filed by Terra Nova Acquisition Corporation with the
Securities and Exchange Commission (“SEC”) on August 15, 2006. Terra Nova is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Terra Nova’s securities, regarding its merger with ClearPoint Business Resources, Inc., as described in the preliminary amended proxy statement filed with the SEC on October 26, 2006 and any amendments thereto.  The attached slide show is being distributed to attendees of these presentations.
EarlyBirdCapital, Inc. (“EBC”), the managing underwriter of Terra Nova’s initial public offering (“IPO”)
consummated in April 2005, is assisting Terra Nova in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Terra Nova, its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Terra Nova’s stockholders to be held to approve the merger.
Stockholders of Terra Nova and other interested persons are advised to read Terra Nova’s preliminary proxy statement, and the amendments thereto, and, when available, its definitive proxy statement in connection with
Terra Nova’s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Terra Nova’s final prospectus, dated April 18, 2005, for a description of the security holdings of the Terra Nova officers and directors and of EBC and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Terra Nova
Acquisition Corporation, 2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada, M4W 3E2. The proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the SEC’s Internet site (http://www.sec.gov).

Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 about Terra Nova, ClearPoint and their combined business after completion of the proposed acquisition.  Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Terra Nova’s and ClearPoint’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-
looking statements: business conditions; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which ClearPoint is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of workforce management services; general economic conditions; geopolitical events and regulatory changes; as well as other relevant risks detailed in Terra Nova’s filings with the Securities and Exchange Commission, including its reports on Form 10-QSB. The information set forth herein should be read in light of such risks.  As well, ClearPoint financial information were prepared by ClearPoint as a private company, in accordance with U.S. generally accepted accounting principles, and may not conform to SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in Terra Nova’s proxy statement to solicit stockholder approval of the merger.  Neither Terra Nova nor ClearPoint assumes any obligation to update the information contained in this presentation.

Why ClearPoint Business Resources, Inc.
Important Considerations
• ClearPoint’s two founders, who own 93% of ClearPoint, have agreed to an all stock deal, showing their belief that ClearPoint will continue its impressive growth
• ClearPoint’s stockholders have also agreed to take up to $6.45 million (cash and stock) of deferred payments based on the price performance of Terra
Nova’s shares
• ClearPoint grew from a virtual “start up” in 2001 to $115 million of revenues and over $7 million of Adjusted EBITDA (last twelve months,
“LTM”)
• ClearPoint has brought a level of sophistication to the Workforce
Management Industry that we believe gives them a distinct edge over their competitors
The principals of Terra Nova examined over 100 candidates leading up to their merger announcement with ClearPoint and believe that ClearPoint offers the best opportunity for Terra Nova’s stockholders

• Strong historical growth
•
Founded August 2001.  In May 2006, ranked #92 in Staffing Industry Report’s list of “Top U.S. Staffing Firms” (out of ~6,000 staffing companies)
•
Ranked by Inc. Magazine
as the 17     fastest growing private company in
America in the September 2006 issue (the “Inc. 500”)
• History of strategic, accretive business and asset acquisitions
• Favorable industry characteristics and demographics
• Strong and experienced management team
• Attractive valuation and transaction structure (6.5x EBITDA vs. 17.4x average for publicly traded comparables)
Investment Highlights
th

ClearPoint Founders
• Michael Traina, CEO
–
Former CEO of Correctional Healthcare Solutions, Inc., a provider of healthcare to approximately 25,000 inmates in 55 correctional facilities in 14 states
–
Former President & CEO of Foster America, Inc., a provider of managed care services to the child welfare industry
–
Served as Director of Business Development for the Lomax Companies where he was responsible for evaluating venture capital investment opportunities, raising capital and advising portfolio companies in marketing and finance
–
Owned and managed Vicen, Inc., a privately-held direct marketing firm
–
M.B.A. from Darden School of Business (University of Virginia)
–
B.A. from Brown University
• Chris Ferguson, Esq., President
–
Founded private equity investment firm, Optos Capital, LLC, in December of
2000.  The Optos Capital portfolio included investments in commercial real estate, a financial management company and ClearPoint
–
Founded The Florio Group, a private equity investment company, with former
New Jersey Governor James Florio.  Chris was responsible for evaluating financing opportunities and for performing due diligence
–
J.D. from Widener University School of Law
–
B.A. from Villanova University

ClearPoint Senior Management Team
• Michael Traina, Chief Executive Officer
• Chris Ferguson, President
• Kurt Braun, Chief Financial Officer
–
Formerly with KPMG
–
More than 20 years of financial and operations experience
–
Experience with public companies
• J. Todd Warner, Chief Operating Officer
–
More than 20 years of staffing industry experience
–
Extensive sales and operations background, including President for middle market service provider

7 ClearPoint’s Differentiation Strategy • Revenue-Generating Workforce, not Overhead Workforce • High-Demand Workforce • Defined Deliverable Staffing Companies Business Process Outsourcing Companies

ClearPoint Overview
• Recently ranked as the 17 fastest growing private company in America by Inc. Magazine in the September 2006 issue (the “Inc. 500”)
• Ranked #92 in the Staffing Industry Report’s May 2006 list of “Top U.S. Staffing Firms” (out of
~6,000 staffing companies)
• Founded in 2001 and based in Chalfont, PA
–
Formerly known as Mercer Staffing until it changed its name in 2006
• 140 full-time employees and over 3,500 contract employees
• Currently operate 29 locations across the country, with plans to grow to 33 by the end of 2006
• No administrators in the field / low overhead
• Approximately 600 active customers
Richmond
State Where ClearPoint Does
Business
Houston
Huntsville
Pensacola
Orlando
West Palm
Beach
Florence
Kalamazoo
Dallas
Austin
Oklahoma
City
Phoenix
San Diego
W. Sacramento
Philadelphia
Norwalk
Union
Baltimore
Parkersburg
Atlanta
Jacksonville
Denver
Ontario
Hayward
Las Vegas
Stockton
Tempe
Hartford
Boston
Bridgeport
Mt. Vernon
Paris
Robinson
th

ClearPoint Overview
• ClearPoint provides comprehensive workforce management solutions, including vendor management systems (“VMS”), outsourcing programs, staff augmentation, and placement and recruiting services
• ClearPoint focuses mainly in the following industries:
–
Transportation & Logistics
–
Engineering & Technical
–
Allied Health & Scientific
–
Commercial
YTD 9/30/2006 Revenue by Services
Workforce
Management
Services
42%
VMS &
Outsourcing
Programs
(Long-Form
Multi-Year
Contracts)
58%

ClearPoint Business Development Cycle
• Candidate Marketing Program (>1,000 outgoing calls per day)
–
A personalized marketing service for those searching for a job through which ClearPoint makes clients aware of a job candidate’s skills and experience, as well as current or pending availability
• Two-tiered sales strategy
–
Local lead generation
–
Senior management consultative selling to regional and national prospects
• Flexible performance-based pricing
• Customized client solutions
Dedicated,
performance-based
workforce assigned to
complete defined
deliverables
25-POINT ENGAGEMENT
Identifying, hiring and
managing an entire
workforce for a
specific 24-month
project
50-POINT ENGAGEMENT
Full-scale Managed
Services Program,
including proprietary
workforce-
optimization
technology to
coordinate the
purchase and delivery
of all contingent labor
and professional
services
75-POINT ENGAGEMENT
Partnering with
ClearPoint to
outsource critical
business function,
such as call centers,
third-party logistics,
human resources, and
claims administration
100-POINT ENGAGEMENT
Initial Sell

$84.2
$9.8
$28.7
$115.1
$0
$20
$40
$60
$80
$100
$120
2003 2004 2005 12 Months Ended
September 30, 2006
ClearPoint Historical Revenue
(1)
(1) Unaudited.
(2) 12 months ended 9/30/06 is full year ended 12/31/05 plus 9 months ended 9/30/06 less 9 months ended 9/30/05.
(3) 9 months ended 9/30/06 vs. 9 months ended 9/30/05.
(4) CAGR is Compounded Annual Growth Rate. For calculation purposes, it is assumed that fiscal year 2006 is equal to 12 months ended 9/30/06.
175% 194% 194% 57% (3) Y-o-Y Growth:
(2)

ClearPoint Gross Profit
(1)
(1) Unaudited.
(2) 12 months ended 9/30/06 is full year ended 12/31/05 plus 9 months ended 9/30/06 less 9 months ended 9/30/05.
(3) CAGR is Compounded Annual Growth Rate. For calculation purposes, it is assumed that fiscal year 2006 is equal to 12 months ended 9/30/06.
15.9% 21.2% 18.3% 18.0% (2) Gross Profit Margin:
(2)
$15.4
$20.7
$6.1
$1.6
$0
$5
$10
$15
$20
$25
2003 2004 2005 12 Months Ended
September 30, 2006

ClearPoint Adjusted EBITDA
(1)
(1) Unaudited. For a
reconciliation-of
Adjusted EBITDA to Net Income, see Terra Nova’s form 8-K, Item 8.01 filed November 28, 2006.
(2) 12 months ended 9/30/06 is full year ended 12/31/05 plus 9 months ended 9/30/06 less 9 months ended 9/30/05.
(3) Excludes one-time, non-recurring bonus payments made at the end of Fiscal 2005.
(4) CAGR is Compounded Annual Growth Rate. For calculation purposes, it is assumed that fiscal year end 2006 is equal to 12 months ended9/30/06.
(2)(3)
2.1% 2.5% 6.4% 6.1% Adj. EBITDA Margin:
$5.4
$7.1
$0.7
$0.2
$0
$1
$2
$3
$4
$5
$6
$7
$8
2003 2004 2005 12 Months Ended
September 30, 2006
(2)(3)

ClearPoint Growth Opportunities
• Continue to Grow ClearPoint’s Business Process Outsourcing
Segment
–
Offer comprehensive value-added services to current clients and flexible pricing
• Expand VMS Offering to Additional Clients
–
Build track record with recent implementations
–
Clients have expressed interest in establishing VMS relationships based on this success
• Further Penetration of Existing Clients
–
Numerous cross-selling opportunities exist within current client base
–
Numerous untapped contacts and buyers at existing customers
• Strategic, Accretive Acquisitions
–
ClearPoint has successfully utilized business and asset acquisitions as a growth strategy throughout its history
–
Growth to date has been both organic and through acquisitions

Industry Overview
• Domestic staffing market generated $81.9 billion of revenue in 2005
–
$69.5 billion from temporary and contract staffing
–
$12.4 billion from search and placement
• Temporary and contract staffing increased by 10.5% in 2005
–
Average of 2.9 million people employed per day
• U.S. Bureau of Labor Statistics estimates the workforce management industry to rank first in number of jobs created and third in growth rate over the next decade
• Highly fragmented industry with top 10 companies controlling only 21.7% of the overall market
• Only 100 staffing companies with more than $100 million in revenue in 2005
–
Out of a total of approximately 6,000 staffing companies in the U.S.
Sources: The American Staffing Association, Staffing Industry Analyst, Inc. and U.S. Bureau of Labor Statistics
Highly
Fragmented
Increasing
Acceptance
Attractive
Growth
Large
Market

Temporary & Contract Staffing Industry –
Sales Growth (1990-2005)
Source: American Staffing Association, Employment and Sales Survey
$40.9
$48.6
$59.6
$69.5
$55.4 $56.3
$56.7
$63.8 $64.0
$24.1
$30.4
$35.0
$54.0
$17.0
$17.4
$19.6
$0
$20
$40
$60
$80
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Merger Summary
• ClearPoint’s stockholders will receive 5,997,727 shares of Terra Nova common stock at closing, subject to certain closing adjustments based on levels of funded debt and minimum levels of working capital and Adjusted EBITDA
–
Mike Traina and Chris Ferguson (who currently own 93% of ClearPoint’s shares) have agreed to take all stock at closing and have agreed not to sell any shares before April 18, 2008
–
Assuming no adjustments, the stockholders of ClearPoint will own approximately 47% of the total issued and outstanding common stock post-merger
• ClearPoint stockholders are entitled to receive additional performance payments (both cash and stock) if the shares trade at or above the Target Share Price for 45 consecutive trading days as follows:
• The board of directors of Terra Nova and all stockholders of ClearPoint unanimously supported the signing of the merger agreement
• Post-closing, the combined company will have the following (subject to certain closing adjustments):
$13.00 82,692 $1,075,000 12 months after Tranche 2 expiry or Achievement 3
$11.00 97,727 $1,075,000 12 months after Tranche 1 expiry or Achievement 2
$8.50 126,471 $1,075,000 December 31, 2007 1
Target Share Price Shares Cash Expiry Date Tranche
1 na na Joint Selection
7 100% 12,717,727 Total
3 53% 6,720,000 Terra Nova Stockholders
3 47% 5,997,727 ClearPoint Stockholders
Board Seats % of Total Shares Outstanding At Closing

Benefits of the Merger
• Significantly strengthens ClearPoint’s balance sheet
–
Elimination of expensive debt with ~$10 million left in cash
–
Positive effect on Net Income as interest expense and associated financing fees will be eliminated
• Increases access to capital while significantly lowering ClearPoint’s cost of capital
–
The company will have a Nasdaq listing upon closing
• Warrants provide potential future capital for continued growth
• New capital and public listing provides several benefits for ClearPoint’s acquisition strategy
–
Strong balance sheet (cash, ability to leverage balance sheet, etc.)
–
Public stock as an acquisition currency
–
Private-to-public valuation arbitrage provides ample opportunities to create shareholder value through accretive acquisitions
• Increased ability to attract and retain talented managers through stock options
• Business development opportunities will benefit from enhanced profile as a publicly traded company

Public Market Comparables &
ClearPoint Valuation
(1) Terra Nova closing share price prior to announcement (8/9/2006) was $5.20. Assumes 5,997,727 shares and $15,000,000 of debt for ClearPoint.
Note: The above comparables do not include RemedyTemp, Inc. (NASDAQ:REMX), which was acquired for cash in May 2006 by Select Personnel Services for
$142 million of Total Enterprise Value (implying a TEV/LTM EBITDA multiple of 21.2x).
Note: Source for all: Capital IQ and Terra Nova’s preliminary proxy date October 26, 2006.
Note: Data as of 11/24/2006.
Terra Nova Acquisition Corporation
Current Symbol: TNVA
Proposed Nasdaq Symbol: CPBR
($ in millions, except share price)
Stock Total
Price Equity Enterprise LTM TEV / LTM Revenue EBITDA
Company Ticker (11/24/06) Value Value ("TEV") EBITDA EBITDA Growth Margin
RELEVANT COMPARABLES:
Administaff Inc. ASF $43.16 $1,200.9 $1,013.9 $78.6 12.9x         186.1% 1.2%
CDI Corp. CDI $25.95 $519.1 $501.6 $44.0 11.4x         11.9% 3.6%
MPS Group Inc. MPS $15.47 $1,585.3 $1,454.7 $128.7 11.3x         8.1% 7.1%
On Assignment Inc. ASGN $11.40 $375.8 $345.5 $14.9 23.1x         22.9% 5.4%
Providence Service Corp. PRSC $25.60 $307.7 $268.4 $22.1 12.1x         31.9% 12.5%
Mean 14.2x         52.2% 5.9%
Median 12.1x         22.9% 5.4%
GROWTH & MARGIN (Human Capital & Employment Services Companies With >15% Revenue Growth AND >4% EBITDA Margins):
AMN Healthcare Services Inc. AHS $28.00 $952.7 $1,148.9 $84.4 13.6x         58.6% 8.3%
Korn/Ferry International KFY $23.58 $974.4 $819.8 $91.3 9.0x           17.4% 16.5%
Labor Ready Inc. LRW $19.39 $1,010.6 $850.4 $117.9 7.2x           15.1% 8.7%
Monster Worldwide Inc. MNST $44.64 $5,730.4 $5,368.2 $264.4 20.3x         16.8% 24.3%
On Assignment Inc. ASGN $11.40 $375.8 $345.5 $14.9 23.1x         22.9% 5.4%
Providence Service Corp. PRSC $25.60 $307.7 $268.4 $22.1 12.1x         31.9% 12.5%
Robert Half International Inc. RHI $39.02 $6,538.9 $6,111.5 $506.5 12.1x         19.6% 13.2%
Taleo Corp. TLEO $12.53 $273.4 $221.0 $3.9 56.9x         26.4% 4.2%
51job Inc. JOBS $17.50 $490.2 $385.7 $20.3 19.0x         18.4% 25.3%
Mean 19.3x         25.2% 13.2%
Median 13.6x         19.6% 12.5%
Overall Mean 17.4x       34.8% 10.6%
Overall Median 12.5x       21.3% 8.5%
ClearPoint - Acquisition Price
(1)
$5.20 $31.2 $46.2 $7.1 6.5x         57.4% 6.1%

Investment Conclusions
• Solid financial track record has included high growth in revenue and Adjusted
EBITDA
• Large, fragmented industry with attractive growth and demographics
• Successful experience in sourcing, valuing, structuring and integrating acquisitions
• Strong and experienced management team that created significant shareholder value with limited equity and expensive debt
• Transaction provides management team with a strong balance sheet and lower cost of capital
• Attractive valuation compared to publicly traded comparables and transaction comparables
• Transaction structure aligns management’s interest with public stockholders and provides significant incentive to grow the share price